UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2024

VENUS CONCEPT INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38238	06-1681204
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

235 Yorkland Blvd, Suite 900
Toronto, Ontario M2J 4Y8
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (877) 848-8430

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	VERO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Consent Agreement

On December 31, 2024,  Venus Concept Inc. (the “Company”), Venus Concept USA, Inc., a wholly-owned subsidiary of the Company (“Venus USA” or “Borrower”), Venus Concept Canada Corp., a wholly-owned Canadian subsidiary of the Company (“Venus Canada”), and Venus Concept Ltd., a wholly-owned Israeli subsidiary of the Company (“Venus Israel” and together with the Company, Venus USA and Venus Canada, the “Loan Parties”), entered into a Consent Agreement with Madryn Health Partners, LP (“Madryn”) and Madryn Health Partners (Cayman Master), LP (“Madryn Cayman,” and together with Madryn, the “Lenders”) (the “Consent Agreement”).

The Consent Agreement granted relief under the Loan and Security Agreement (Main Street Priority Loan), dated December 8, 2020, among the Lenders, as lenders, and Venus USA, as borrower (the “MSLP Loan Agreement”), such that (i) certain minimum liquidity requirements under the MSLP Loan Agreement are waived through January 31, 2025, and (ii) permit Venus USA to apply the January 8, 2025 cash interest payment due under each Note (as defined in the Consent Agreement) to the respective outstanding principal balance of each Note.

The foregoing description of the Consent Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Consent Agreement, a copy of which is filed hereto as Exhibit 10.1.

Tenth Bridge Loan Amendment

On December 31, 2024, the Loan Parties entered into a Tenth Bridge Loan Amendment Agreement with the Lenders (the “Tenth Bridge Loan Amendment”). The Tenth Bridge Loan Amendment amended the Loan and Security Agreement dated April 23, 2024, among Venus USA, as borrower, the Company, Venus Canada and Venus Israel, as guarantors, and the Lenders, as lenders (as amended from time to time, the “Bridge Financing”) to extend the maturity date of the Bridge Financing from December 31, 2024 to January 31, 2025.

The foregoing description of the Tenth Bridge Loan Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Tenth Bridge Loan Amendment, a copy of which is filed hereto as Exhibit 10.2. For additional information regarding the Bridge Financing, please see the Current Report on Form 8-K, including the exhibits thereto, filed by the Company with the Securities and Exchange Commission on April 24, 2024.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1
Consent Agreement, dated December 31, 2024, by and among Venus Concept Inc., Venus Concept Canada Corp., Venus Concept USA Inc., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

10.2
Tenth Amendment to Bridge Loan Agreement, dated December 31, 2024, by and among Venus Concept USA, Inc., Venus Concept Inc., Venus Concept Canada Corp., Venus Concept Ltd., Madryn Health Partners, LP and Madryn Health Partners (Cayman Master), LP

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VENUS CONCEPT INC.

Date: January 7, 2025	By:	/s/ Domenic Della Penna
Domenic Della Penna
Chief Financial Officer